UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12
AOXING PHARMACEUTICAL COMPANY, INC.
(Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AOXING PHARMACEUTICAL COMPANY, INC.
15 Exchange Place, Suite 500
Jersey City, NJ 07302

Notice of Annual Meeting

and

Proxy Statement

Annual Meeting to be held
on
June 30, 2011, at the Company’s offices at No. 1 Industry District, Xinle City, Hebei Province, PRC,
at 8:30 a.m. local time.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
ON
JUNE 30, 2011

Dear Shareholder:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the “Annual Meeting”) of Aoxing Pharmaceutical Company, Inc. is to be held on June 30, 2011 at the Company’s offices at No. 1 Industry District, Xinle City, Hebei Province, PRC, at 8:30 a.m. local time. The meeting will be held for the following purposes:

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;
2.	To ratify the appointment of Paritz & Company, P.A. as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2011;
3.	To amend the 2006 Stock and Stock Option Plan to increase the number of shares of common stock authorized to be issued under the Plan from 500,000 to 2,000,000; and
4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on May 19, 2011 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.  A complete list of these shareholders will be open for the examination of any shareholder of record at the principal executive offices of the Company, but will be closed at least 10 days immediately preceding the Annual Meeting.  The list will also be available for the examination of any shareholder of record present at the Annual Meeting.  The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

The Board of Directors recommends that you vote FOR Proposals 1, 2 and 3.

We look forward to seeing you at the meeting.

Sincerely,

/s/Zhenjiang Yue
Name:	Zhenjiang Yue
Title:	Chairman and Chief Executive Officer

May 26, 2011

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the enclosed return envelope. No postage is required if mailed in the United States. You may also vote your shares by telephone voting which is explained in further detail on your proxy card. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2011.

Electronic copies of this proxy statement and proxy card for the 2011 Annual Meeting of Shareholders and are available to you at http:// www.proxyease.com/aoxingpharma/2011. Requests for additional copies of the proxy materials should be addressed to Investor Relations, Aoxing Pharmaceutical Company, Inc., 15 Exchange Place, Suite 500, Jersey City, NJ 07302.  This material will be furnished without charge to any shareholder requesting it.

TABLE OF CONTENTS

Page No.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	5
WHY DID YOU SEND ME THIS PROXY STATEMENT?	5
WHAT PROPOSALS WILL BE ADDRESSED AT THE MEETING?	5
WHO MAY ATTEND THE MEETING?	5
WHO CAN VOTE?	5
HOW MANY VOTES DO I HAVE?	5
WHY WOULD THE ANNUAL MEETING BE POSTPONED AND ADJOURNED?	5
HOW DO I VOTE BY PROXY?	6
HOW DO I VOTE IN PERSON?	6
MAY I REVOKE MY PROXY?	6
WHAT VOTE IS REQUIRED TO TAKE ACTION?	6
WHO IS MAKING THIS SOLICITATION?	7
ARE THERE ANY RIGHTS OF APPRAISAL?	7
WHERE ARE THE PRINCIPAL EXECUTIVE OFFICES OF AOXING?	7
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT AOXING?	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
DID THE DIRECTORS, EXECUTIVE OFFICERS AND GREATER THAN TEN PERCENT STOCKHOLDERS COMPLY WITH THE SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN FISCAL YEAR 2010?	9
PROPOSAL 1	9
PROPOSAL 2	9
PROPOSAL 3	11
DIRECTORS AND EXECUTIVE OFFICERS OF AOXING	13
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	20
TRANSACTIONS WITH RELATED PERSONS	24
SHAREHOLDER PROPOSALS AND SUBMISSIONS	24

APPENDIX A – THE 2006 STOCK AND STOCK OPTION PLAN

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Aoxing Pharmaceutical Company, Inc., a Florida corporation, for use at the Annual Meeting of its shareholders to be held on June 30, 2011, the Company’s offices at No. 1 Industry District, Xinle City, Hebei Province, PRC, at 8:30 a.m. local time, and at any adjournments or postponements of the Annual Meeting.  The Company first mailed this proxy statement to shareholders on or about May 26, 2011.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided, or vote by telephone as described on the proxy card.  The terms “Aoxing,” “Company,” “we,” or “our” refer to Aoxing Pharmaceutical Company, Inc.

What are the proposals to be addressed at this meeting?

We will address the following proposals at the Annual Meeting:

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;
2.	To ratify the appointment of Paritz & Company, P.A. as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2011;
3.	To amend the 2006 Stock and Stock Option Plan to increase the number of shares of common stock authorized to be issued under the Plan from 500,000 to 2,000,000; and
4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting.   If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Aoxing stock in order to be admitted to the meeting.

Who can vote?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the Record Date, May 19, 2011, you were a holder of record our common stock. On the Record Date, there were 46,456,252 shares of common stock issued and outstanding.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present on June 30, 2011 at the Annual Meeting.  A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present.  A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the meeting may be adjourned by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time. An adjournment will have no effect on the business to be conducted.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	FOR the election of the director nominees;
2.	FOR the ratification of the appointment of Paritz & Company, P.A.; and
3.	FOR the amendment to the 2006 Stock and Stock Option Plan to increase the number of authorized shares under the Plan.

If any other matters are presented, your proxy will vote in accordance with his best judgment.  At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

If your shares are registered in your name, you are a shareholder of record with respect to those shares. On the other hand, if your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.
2.
You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

What vote is required to take action?

Proposal 1                      (Election of Directors):  A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat.

Proposal 2                      (Ratification of Auditors):  The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

Proposal 3                      (Amendment to the Plan): The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

Any shares not voted (whether by abstention or broker non-votes ) will have no impact on the election of directors, except to the extent that withholding the authority to vote for an individual results in another individual receiving a larger number of votes. Most brokers are subject to rules which prohibit them from “discretionary” voting on certain proposals unless they receive specific instruction from the beneficial owner to vote on such matters. Such rules prohibit the brokers to vote with respect to proposals related to director elections and equity compensation, absent such instruction, but such rules currently do not prohibit the brokers to vote on proposals related to ratification of accountants in the absence of such instructions if and as they choose. Your shares will not be voted in the election for director under Proposal 1 or on Proposal 3 if you hold your shares in “street name” and do not instruct your broker how to vote, so please instruct your broker and make your vote count. Proposals 2 and 3 submitted to the shareholders in the enclosed proxy must be approved by the affirmative vote of a majority of the shares present in person or by proxy and voting on the proposals.

Who is making this solicitation?

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation.  We will not employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone or personal contact.  We will reimburse their expenses for doing this.  We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock.  Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

Are there any rights of appraisal?

The Board is not proposing any action for which the laws of the State of Florida, our Articles of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Where are the principal executive offices of Aoxing?

Our principal executive offices are located at Aoxing Pharmaceutical Company, Inc., 15 Exchange Place, Suite 500, Jersey City, NJ 07302 and our telephone is 646-367-1747.

How can I obtain additional information about Aoxing?

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Aoxing Pharmaceutical Company, Inc., c/o Investor Relations, 15 Exchange Place, Suite 500, Jersey City, NJ 07302.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC.  The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Aoxing, that file electronically with the SEC.  The SEC’s website address is http://www.sec.gov.  In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661.  Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

YOUR VOTE IS IMPORTANT.   EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED.  THIS BENEFITS THE COMPANY BY REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

**********************************************

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock as of May 19, 2011, by:

•	each person known to us that beneficially owns more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our current directors and executive officers as a group.

As of the Record Date, there were 46,456,252 shares of our common stock issued and outstanding. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares, subject to community property laws where applicable.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class

Zhenjiang Yue	4,070,000(2)	8.8%
Jun Min	0(3)	*%
John P. O’Shea	286,131	*%
Howard David Sterling	40,000	*%
Guozhu Xu	40,000	*%
Hui Shao	70,000(4)	*%
Bob Ai	50,000(5)	*%
All directors and officers as a group (6 persons)	4,486,131	9.7%

American Oriental Bioengineering, Inc.	16,789,203(6)	36.1%
Wellspring Management, LLC	2,705,106(7)	5.8%
___________________
*Less than 1%
(1)
Unless otherwise indicated, all shares are held of record as of the Record Date. For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date. The Percent of Class is based on the number of shares of the Company’s common stock outstanding as of the record date. Shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other owners. The address of all persons named in this table is: c/o Aoxing Pharmaceutical Company, Inc., 15 Exchange Place, Suite 500, Jersey City, NJ 07302.

(2)	Includes (i) 2,570,000 shares of common stock held by Mr. Yue and (ii) 1,500,000 shares of common stock held of record by Mr. Yue’s spouse, Cuiying Hao.
(3)	Does not include 16,789,203 shares owned of record by American Oriental Bioengineering, Inc., of which Mr. Min is Vice President and a member of the Board of Directors.
(4)	Former Chief Financial Officer of the Company. Hui Shao resigned from his position on November 1, 2010.
(5)	The Company’s Chief Financial Officer. Represents options to purchase shares of the Company’s common stock. The options are not vested until September 1, 2011.
(6)	Represents shares of common stock held by American Oriental Bioengineering, Inc. The address for AOB is c/o Aoxing Pharmaceutical Company, 15 Exchange Place, Suite 500, Jersey City, NJ 07302.
(7)
The information in the table is based solely on the Schedule 13G/A filed with the SEC on February 14, 2011 reflecting beneficial ownership of the reported entities and their affiliates.  Wellspring Management, LLC (“Wellspring Management”), a Delaware limited liability company, which serves as general partner of Wellspring Capital, L.P. (“Wellspring Capital”), a Delaware limited partnership, and investment manager for a separately managed account for Blackwell Partners LLC (“Blackwell Partners”), a Georgia limited liability company. George M. White, a United States citizen, as managing member of Wellspring Management, with respect to the shares of common stock beneficially owned by Wellspring Management, and with respect to the shares of common stock directly owned by Mr. White, the shares of common stock beneficially owned by Mr. White as trustee of certain trusts, and the shares of common stock directly owned by Robert C. Gilliland, who is a non-managing member of Wellspring Management. Mr. White, as managing member of Wellspring Management, may be deemed to beneficially own common stock beneficially owned by Wellspring Management for purposes of SEC Rule 13d-3 insofar as he may be deemed to have the power to direct the voting or disposition of common stock. Additionally, certain common stock is owned by either Mr. White directly, or by various trusts of which Mr. White is the trustee. As trustee of said trusts, Mr. White may be deemed to indirectly beneficially own common stock directly owned by said trusts. Mr. White may also be deemed to indirectly beneficially own common stock that is directly owned by Mr. Gilliland, a non-managing member of Wellspring Management.  None of the reporting persons set forth in the Schedule 13G/A individually own more than 5% of the Company’s outstanding common stock; however, in the aggregate, the reporting persons own the amount set forth in the table above.

Did the directors, executive officers and greater than ten percent stockholders comply with the Section 16(a) beneficial ownership reporting requirements in fiscal year 2010?

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities within the specified time periods to file certain reports of ownership and changes in ownership with the SEC. Based solely upon a review the Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under the Exchange Act during the Company’s most recent fiscal year, it is the Company’s understanding that, except for Bob Ai’s Form 3 filing on February 14, 2011, John P. O’Shea’s Form 4 filings on January 20, 2011, February 11, 2011, March 4, 2011 and April 12, 2011, and Zhenjiang Yue’s Form 4 filing on May 23, 2011, none of the Forms 3, 4 or 5 required to be filed pursuant to Section 16(a) have been filed by the executive officers, directors and security holders since such persons had become subject to reporting requirements.  The Company is working diligently to assist them to obtain SEC filing codes and complete all such filings as soon as possible.

******************

PROPOSAL 1

To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified

Our Board currently consists of five directors: Zhenjiang Yue, Jun Min, John P. O’Shea, Howard David Sterling and Guozhu Xu.  The Nominating and Governance Committee nominated and the Board approved and recommended all of the current members of our Board for re-election.  All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected.  The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected.  Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees.  In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment.  The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified, subject to their earlier resignation or removal.

Biographical information with respect to the current Board members all of whom stand for re-election is provided in the Directors and Executive Officers of Aoxing section of this proxy statement appearing on page 12.

Vote Required for Approval of Proposal 1; Board Recommendation

A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat.

The Board recommends a vote FOR election of the director nominees.

PROPOSAL 2

To ratify the appointment of Paritz & Company, P.A. as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2011

General
The Company has selected the firm of Paritz & Company, P.A. (“Paritz”) to audit the financial statements for the fiscal year ending June 30, 2011, and seeks shareholder ratification of said appointment.  The Audit Committee, which has selected Paritz to serve as our independent auditors, believes that Paritz has the personnel, professional qualifications and independence necessary to act as the Company’s independent auditors.  A representative of Paritz will be in attendance at the Annual Meeting either in person or by telephone.  The representative will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

The ratification by our shareholders of the Audit Committee’s selection of independent public accountants is not mandated by Delaware law, our bylaws or other legal requirements. However, the Audit Committee is submitting its selection of Paritz to our shareholders for ratification this year. If the selection of Paritz is ratified by our shareholders at the Annual Meeting, the Audit Committee, in its discretion, nevertheless may select and appoint a different independent accounting firm at any time.  If the shareholders do not ratify the selection of Paritz, the Audit Committee will reconsider the retention of that firm, but the Audit Committee would not be required to select another firm as independent public accountants and may nonetheless retain Paritz.  If the Audit Committee does select another firm to serve as the Company’s independent public accountants, whether or not the shareholders have ratified the selection of Paritz, the Audit Committee would not be required to call a special meeting of the shareholders to seek ratification of the selection, and in all likelihood would not call a special meeting for that purpose.  In all cases, the Audit Committee will make any determination as to the selection of the Company’s independent public accountants in light of the best interests of the Company and its shareholders.

Overview and Audit Fees

The following table presents fees for professional services rendered by Paritz & Company, P.A. for the fiscal years 2010 and 2009:

Services Performed	2010	2009
Audit Fees (1)	$64,500	$64,500
Audit-Related Fees (2)	$0	$0
Tax Fees (3)	$0	$0
All Other Fees (4)	$0	$0

Total Fees	$64,500	$64,500

(1)
Audit fees represent fees billed for professional services provided in connection with the audit of the Company’s annual financial statements, reviews of its quarterly financial statements, and audit services provided in connection with statutory and regulatory filings for those years.

(2)	Audit-related fees represent fees billed primarily for assurance and related services not reported under Audit fees.

(3)	Tax fees principally represent fees billed for tax preparation, tax advice and tax planning services.

(4)	All other fees principally would include fees billed for products and services provided by the accountant, other than the services reported under the three captions above.

 Our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants.  The Audit Committee must pre-approve services provided by the independent accountants.  The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent accountants.  All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants’ independence.  As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members.  Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting.  The Audit Committee considered whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence and concluded that it is compatible.  In 2010 and 2009, all such services were pre-approved by the Audit Committee.

Vote Required for Approval of Proposal 2; Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

The Board recommends a vote FOR this Proposal 2.

PROPOSAL 3

To amend the 2006 Stock and Stock Option Plan to increase the number of shares of common stock authorized to be issued under the Plan from 500,000 to 2,000,000.

Our Board of Directors has unanimously approved, and recommends to the shareholders that they adopt, an amendment to our 2006 Stock and Stock Option Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance from 500,000 to 2,000,000, on a post reverse split basis. Effective March 19, 2010, the Company effected a reverse split of its common stock in a ratio of one-for-two. Following this split, the number of shares under the Plan was adjusted to 500,000. We currently have 425,000 shares of common stock available for issuance under the Plan.

The following proposal  to amend a provision of the Plan as shown below will be presented for action at the meeting by direction of the Board of Directors:

“RESOLVED, that Article 4, Section 4.1 of the 2006 Stock and Stock Option Plan is amended to read, in its entirety, as follows:

4.1           Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the number of Shares available for grant under the Plan shall not exceed two million (2,000,000) shares. The Shares granted under this Plan may be either authorized but unissued or reacquired Shares.”

The Plan is administered by the Compensation Committee of the Board, subject to the Board’s review and approval. Under the Plan, the Compensation Committee has the authority to, among other things:

• designate participants;
• determine the type or types of awards to be granted to each participant;
• determine the number of awards to be granted and the number of shares of stock to which an award will relate;
• determine the terms and conditions of any award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an award, and accelerations or waivers thereof, based in each case on such considerations as the Compensation Committee in its sole discretion determines;
• decide all other matters that must be determined in connection with an award;
• establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;  and
• make all other decisions and determinations that may be required under the Plan or as the Compensation Committee deems necessary or advisable to administer the Plan.

The Plan permits incentive awards of stock, nonqualified stock options, incentive stock options and restricted stock awards to employees, directors or consultants of the Company.

We believe that the making of awards under the Plan promotes the success and enhances the value of our Company by providing our employees, officers, consultants, independent contractors, advisors and directors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, consultants, independent contractors, advisors and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Board believes it necessary to have sufficient shares reserved and allocated to the Plan to permit the grant of incentive awards from time to time to selected employees, officers, consultants, independent contractors, advisors and directors.

The Company has not yet determined if, how, or when the unused shares of common stock allocated to the Plan will be issued. The Board will issue the unused shares allocated to the Plan as it deems necessary to induce, compensate, and reward the Company’s employees, directors, and independent consultants and advisors. The Board will neither seek nor be required to obtain shareholder approval to direct the allocation or grant of benefits from the Plan.

Federal Income Tax Consequences

The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality. The federal income tax consequences arising with respect to awards granted under the Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the Plan.

Incentive Stock Options. A Participant is not taxed for regular federal income tax purposes at the time an Incentive Stock Option is granted, but the excess of the fair market value of the shares received over the option exercise price will be taken into account for the alternative minimum tax. The tax consequences upon exercise and later disposition depend upon whether the Participant was an employee of the Company or its subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the Participant holds the shares for more than one year after exercise and two years after the date of grant of the Option. If the Participant satisfies both the employment rule and the holding rule, for regular tax purposes the Participant will not realize income upon exercise of the Option and the Company will not be allowed an income tax deduction at any time. The difference between the Option price and the amount realized upon disposition of the shares by the Participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an Option by the estate of a Participant, provided that the Participant satisfied the employment rule as of the date of such Participant’s death. If the Participant meets the employment rule but fails to observe the holding rule (a “Disqualifying Disposition”), the Participant generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the Option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the Participant as capital gain (long-term or short-term depending on the length of time the stock was held after the Option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the Participant is generally limited to the excess of the sales price over the Option price. In both situations, the Company’s tax deduction is limited to the amount of ordinary income recognized by the Participant.

Nonqualified Stock Options. Under present regulations, a Participant who is granted a Nonqualified Stock Option will not realize taxable income at the time the Option is granted. In general, a Participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the Option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The Participant’s basis in the shares so acquired will be equal to the Option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the Participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the Option is exercised.

Different consequences will apply for a Participant subject to the alternative minimum tax.

Withholding. The Company shall have the right to reduce the number of shares of common stock deliverable pursuant to the Plan by an amount which would have a fair market value equal to the amount of all federal, state or local taxes to be withheld, based on the tax rates then in effect or the tax rates that the Company reasonably believes will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to a Participant, pursuant to the Plan or otherwise

Vote Required for Approval of Proposal 3; Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

The Board recommends a vote FOR this Proposal 3.

Directors and Executive Officers of Aoxing

The following table sets forth the names and ages of our directors and executive officers as of May 15, 2011.

Name	Age	Position(s) with the Company
Zhenjiang Yue	52	Director, Chairman of the Board of Directors, Chief Executive Officer
Jun Min	52	Director
John P. O’Shea	54	Independent Director
Howard David Sterling	69	Independent Director
Guozhu Xu	65	Independent Director
Bob Ai	47	Chief Financial Officer
Yunlan Tang	65	Chief Engineer
Liying Yang(1)	39	Vice President of Research & Development
Guoan Zhang	41	Senior Vice President of Finance
Qianli Hu(2)	32	Vice President of Research & Development

_______
(1)           Left the Company in October 2010.
(2)           Appointed to the current position in December 2010.

Board of Directors

Our Board oversees our business affairs and monitors the performance of our management.  Each director and executive officer holds office until his successor is duly elected and qualified, his resignation or he is removed in the manner provided by our Bylaws.  All officers are appointed and serve at the discretion of the Board. All of our officers devote their full-time attention to our business.

Biographical Information of Directors and Executive Officers

Biographical information with respect to the Company’s current executive officers and directors is provided below.

Zhenjiang Yue. In 2000, after securing the approval of the Hebei Provincial Government, Mr. Yue established the Hebei Aoxing Group. Since 2000, Mr. Yue has been employed as the President and General Manager of Hebei Aoxing Pharmaceutical Co. Ltd. Prior to organizing Hebei Aoxing, Mr. Yue was engaged in senior management of a number of private enterprises, including a carpet factory, a precast metal factory, the Hebei Brewery Plant, and China Aoxing Food & Brewery Co. Ltd. As a result of his entrepreneurial activities, Mr. Yue was named “Leader in the Science & Technology Development Project of the Communist Youth League” and “Youth Entrepreneur of Hebei Province.” Mr. Yue has also served as the Vice President of the Pharmaceutical Association of Shijiazhuang City, the Vice President of the Non-Governmental Entrepreneur Association of Hebei Province.  Mr. Yue’s day to day leadership, as Chief Executive Officer of the Company, provides him with intimate knowledge of our operations.

Bob Ai was appointed to the office of Chief Financial Officer in February 2011. Bob Ai has over 10 years' experience on Wall Street and an additional 15 years' experience in scientific research and academia. Most recently, from 2007 to 2011, Mr. Ai was a Principal in Merlin Nexus, a private equity firm that invests in life sciences companies, where his responsibilities included analysis and evaluation of investment decisions.  From 2006 to 2007, Mr. Ai served as Vice President for Wall Street Access, a broker-dealer, where he was responsible for industry research.  From 2004 to 2005, Mr. Ai was employed as a Senior Equity Analyst by Bennett Lawrence, an asset management firm.  From 2001 to 2004, Mr. Ai was employed as an Analyst at Merlin Biomed, also an asset management firm.  Prior to entering the financial sector, Mr. Ai was engaged for seven years as a research associate and post-doctoral research scholar at the University of Pennsylvania. Mr. Ai was awarded an MBA from Penn State University in 2001 and a PhD in Molecular and Cell Biology by Penn State University in 1992. Mr. Ai brings a combination of experience in the areas of capital raising, investor relations, financial management and analysis, and business strategy as well as technical expertise to the Board and the Company.

Jun Min was one of the founders of American Oriental Bioengineering Company (NYSE: AOB), which is the largest shareholder of Aoxing. Mr. Min has served as Vice President and a member of Board of Directors of AOB since 2002. Mr. Min has over 20 years of experience in operations management, and has an extensive knowledge of the consumer and pharmaceutical products industries in China. Specifically, from 1993 to 2002 Mr. Min was employed in the management of Harbin Three-Happiness Bioengineering, Co. Ltd. Previously, from 1987 to 1992, Mr. Min worked as Senior Executive Officer of the Price Checking Bureau of Heilongjiang Province. Mr. Min earned a Bachelor’s Degree with a concentration in business management from the Harbin Broadcast & Television University in 1986, and an Executive MBA Degree from Preston University in 2005. Mr. Min brings his extensive experience in operations management in China to the Board and the Company.

John P. O'Shea is the Chairman of European American Equities, Inc. and a co-founding member and director of the Global Alliance Partners (“GAP”). In 2009, Mr. O’Shea served as Executive Vice President and Head of the Westminster Securities Division at Hudson Securities, Inc. Prior to its acquisition by Hudson Securities, Mr. O’Shea was the Chairman and CEO of Westminster Securities Corporation, which was a NYSE member firm, Mr. O’Shea was credited for establishing the firm’s global presence. Throughout his 22 year tenure at Westminster, Mr. O’Shea was an active underwriter, market maker, and investor in public/private debt and equity offerings. Mr. O'Shea has delivered speeches on a variety of topics including the benefits of investing in small cap and emerging growth companies in the US and abroad, the impact of changing regulations on such companies, reverse mergers, and PIPES. Mr. O’Shea’s most notable speaking engagements include testifying before the Securities and Exchange Commission (SEC) and the United States Congress regarding the impact of Sarbanes-Oxley regulation on US companies and speaking at the Great Hall of the People in China. In addition to his speaking engagements, Mr. O’Shea has been honored twice in the Irish America Magazine’s Annual Wall Street 50 Irish in Finance. Mr. O’Shea is a non-executive director for two companies in the energy industry: BlueRock Energy Holdings Inc. and AllGreen Energy Pte. Limited. Mr. O’Shea holds BA and MA in Economic from the University of Cincinnati. Mr. O’Shea brings his extensive corporate finance, investment banking and capital market expertise to the Board of the Company.

Howard David Sterling brings to the Board over 40 years of experience in the financing of healthcare and other high-tech enterprises. Mr. Sterling was formerly Managing Director at Hudson Securities, Inc. From 2006 until April 2008, Mr. Sterling was employed as Managing Director of National Securities Corporation, specializing in the healthcare industry. From 2005 to 2006 Mr. Sterling was employed in a similar position by Carter Securities. From 2003 until 2005 Mr. Sterling was employed as Managing Director of the Laurus Funds, where he arranged in excess of $50 million in financings for emerging growth companies. From 1995 to 2003 Mr. Sterling was associated with Sands Brothers/ Laidlaw, where he served as head of investment banking and COO of the $175 million Sands Brothers Venture Capital Fund. From 1991 to 1994, Mr. Sterling was associated with Oscar Gruss & Son in Israel, where he focused on Israeli technology and biotechnology IPOs as well as the firm’s venture capital fund. Mr. Sterling was the founder and senior partner of Rifkind & Sterling, a Beverly Hills legal firm specializing in securities law, primarily representing technology and biotechnology companies. He received a B.S. from Columbia University in Economics with honors in 1962 and an LLB, magna cum laude, from Harvard Law School in 1965.  Mr. Sterling provides important legal and related insights to the Board and its committees.

Dr. Guozhu Xu has, since 1990, been employed as Director of the China National Drug Dependence Institute at Beijing University, with responsibility for clinical management. Until recently, Dr. Xu served as a Committee Member of the Center for Drug Evaluation at the China State Food and Drug Administration (“SFDA”). In that role, Dr. Xu was the primary investigator for over seventy clinical programs in pain management, representing over 80% of new pain management drugs approved by the SFDA. Dr. Xu is an associate director of China Drug Abuse Prevention magazine and has published over 100 articles regarding drug research and development. Dr Xu received his medical degree from Beijing Medical University in 1970. Dr. Xu brings a great deal of his technical, industry and operational expertise to the Board.

Yunlan Tang was appointed to the Chief Engineer of Aoxing Pharma in 2007. She has served as the General Manager of Hebei Aoxing since 2002. Prior to joining the Company, Ms. Tang was Senior Engineer of Technology and Quality at Northern China Pharmaceutical Company from 1968 and 1980. Ms. Tang brings over 30 years of experience in project management, new drug development, quality control and operation of pharmaceutical business. She received a degree in Chemical Engineering at Beijing University of Chemical Engineering in 1968. Yunlan Tang brings project management, new drug development, quality control and operation of pharmaceutical business expertise to the Board.

Liying Yang was appointed Vice President of Research & Development in December 2006. Prior to joining the Company, Ms. Yang was a Senior Director of the Institute of Pharmaceutical Development of Shijiazhuang Pharma Group Company, overseeing new drug formulation and development. Ms Yang has extensive experience in new drug development, drug formulation, quality control, and drug delivery technology. She received a Master degree in Drug Formation at Shenyang Pharmaceutical Science University. She left the Company in October 2010.

Qianli Hu was appointed Vice President of Research & Development in December 2010, overseeing new product development, registration, and external collaborations.  He joined Hebei Aoxing in 2004 and has played various roles in research and development. He is a key innovator for the two Chinese patents granted to Hebei Aoxing (naloxone sublingual film and midazolam oral membrane).  He graduated from Hebei University of Science and Technology in 2002.

Guoan Zhang was appointed to the Office of Senior Vice President of Finance in June 2010. Mr. Zhang has served as the Chief Accounting Officer of the Company since March 2010.  From November 1, 2010 through February 1, 2011, Guoan Zhang also served as interim Chief Financial Officer of the Company.   Prior to the appointment of Mr. Zhang as the Company’s Chief Accounting Officer, Mr. Zhang was the Senior Director of Financial Operation of the Company between January 2009 and February 2010. Mr Zhang was Vice General Manager of Finance of LRT between 2007 and 2008. Mr Zhang graduated from Helongjiang School of Business and he is a Certified Public Accountant in China.

Director and Officer Involvement in Certain Legal Proceedings

 There are no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate or security holder is a party adverse to the Company or has a material interest adverse to the Company. There are no family relationships between any of the Company’s executive officers or directors and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director. There were no material changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s last disclosure of such policies.

To the best of our knowledge, none of the following events have occurred during the past ten years that are material to an evaluation of the ability or integrity of any director, director nominee or executive officer of the Company:

•   any bankruptcy petition filed by or against, or any appointment of a receiver, fiscal agent or similar Officer for, the business or property of such person, or any partnership in which such person was a general partner or any corporation of which such person was an executive officer either, in each case, at the time of the filing for bankruptcy or within two years prior to that time;
•   any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•    being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:
(i)           acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or

(ii)           engaging in or continuing any conduct or practice in connection with such activity;

(iii)           engaging in any type of business practice; or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.
•           being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to act as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

•   being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or federal commodities law, and the judgment in such civil action or finding by the SEC or the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated;
•   being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial instructions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•   being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a) (26) of the Exchange Act), any registered entity (as defined in Section 1(a) (29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or person associated with a member.

Director and Board Nominee Independence

Our Board is subject to the independence requirements of the NYSE Amex LLC (AMEX).  Pursuant to the requirements, the Board undertakes its annual review of director independence.  During this review, the Board considers transactions and relationships between each director or any member of his immediate family and Aoxing and its affiliates, including those transactions that are contemplated under Item 404(a) of Regulation S-K.  The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.  Based on this review, the Board has determined that all but two of our directors are “independent” as defined by the listing standards of the AMEX Company Guide (Mr. Zhenjiang Yue also serves as our Chief Executive Officer, and Mr. Jun Min is not considered independent, respectively, and neither Mr. Yue nor Mr. Jun serves on the Audit, Nominating, or Compensation Committees).  The Board has also determined that the members of the Audit Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act and Section 803 of the AMEX Company Guide.  The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.  None of our directors engages in any transaction, relationship, or arrangement contemplated under section 404(a) of Regulation S-K.

Membership, Meetings and Attendance

The Board of Directors oversees the business affairs of Aoxing and monitors the performance of management. Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2010. The Board held 4 meetings during 2010. Each director attended at least 75% of the total number of meetings of the Board. Our Board has three committees: Audit Committee, Compensation Committee, and the Nominating and Governance Committee.  The membership and responsibilities of these current committees are summarized below.  Additional information regarding the responsibilities of each committee is found in, and is governed by, our Bylaws, as amended, each committee’s Charter, where applicable, specific directions of the Board, and certain mandated regulatory requirements.  The Charters of the Audit, Compensation, and Nominating and Corporate Governance Committees, as well as the Code of Ethics are available at the Company’s website at http://www.aoxingpharma.com. The information on the Company’s website is not a part of this proxy statement.  The information is also available in print to any shareholder who requests it.
Below are the current committee memberships and other information about the Board committees. The membership of each of the standing committees of the Board is comprised solely of independent directors, as described below.

Name	Board of Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Zhenjiang Yue	**
Jun Min	*
John P. O’Shea	*		**	**
Howard David Sterling	*	**(1)		*
Guozhu Xu	*	*	*

*           Designates membership.
**         Designates chairmanship or acting chairmanship.
(1)         Audit Committee financial expert.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has the following responsibilities as set forth in its charter:

•   to review and recommend to the Board with regard to policies for the composition of the Board;
•   to review any director nominee candidates recommended by any director or executive officer of the Company, or by any shareholder if submitted properly;
•   to identify, interview and evaluate director nominee candidates and have sole authority to retain and terminate any search firm to be used to assist the Committee in identifying director candidates and approve the search firm’s fees and other retention terms;
•   to recommend to the Board the slate of director nominees to be presented by the Board;
•   to recommend director nominees to fill vacancies on the Board, and the members of each Board committee;
•   to lead the annual review of Board performance and effectiveness and make recommendations to the Board as appropriate; and
•   to review and recommend corporate governance policies and principles for the Company, including those relating to the structure and operations of the Board and its committees.

Shareholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our Bylaws and the following procedures established by the Nominating and Corporate Governance Committee.  The Board will consider all director candidates recommended to the Nominating and Corporate Governance Committee by shareholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board.  To make a nomination for director at an Annual Meeting, a written nomination solicitation notice must be received by the Nominating and Corporate Governance Committee at our principal executive office not less than 120 days before the anniversary date our proxy statement was mailed to shareholders in connection with our previous annual meeting.  The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by us or the Nominating and Corporate Governance Committee:

•   the name and address, as they appear on our books, of the stockholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;
•   a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;
•   complete biography of the nominee, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;
•   the disclosure of all special interests and all political and organizational affiliations of the nominee;
•   a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;
•   a description of all arrangements or understandings between or among any of the stockholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

•   such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated,  or intended to be nominated, by our Board; and
•   the signed consent of each nominee to serve as a director if so elected.

In considering director candidates, the Nomination and Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors who can bring the benefit of various backgrounds, skills and insights to the Company and its operations. Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting.  Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment.  Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complimentary to the skills and experience of the other members of the Board.  The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders.

Board Leadership Structure and Role in Risk Oversight

Zhenjiang Yue is our Chief Executive Officer and Chairman of our Board.  It is Mr. Yue’s opinion that a shareholder who is active and involved in the business, as is currently the case, should hold both roles.  The opinion is fully shared by our Board because Mr. Yue is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.  In addition, the Board believes the combined role of Chairman and Chief Executive Officer, at large, is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management.

Independent directors and management have different perspectives and roles in strategy development.   The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.  Howard David Sterling, a director on our Board and Chairman of our Audit Committee, and John P. O’Shea, a director on our Board and Chairman of our Compensation Committee, and Guozhu Xu, a director, are all independent directors.  As independent directors, they prepare agendas and maintain contact between the Board and managements of the Company. Our Board believes this arrangement has and continues to serve the best interests of the Company’s shareholders.  The Board considered whether the current leadership structure continues to be appropriate for the Company.  The Board believes that directors should be responsive to the Company’s evolving circumstances and objectives and therefore may in the future modify the Board’s leadership structure when and as necessary.

The Board views its role in the Company’s risk oversight process in receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) is to receive these reports from the appropriate the party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the Board.  Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our principal offices.  Electronic submissions of shareholder correspondence will not be accepted.  The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors.  Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of Aoxing.  Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board.  If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board are expected to attend our Annual Meetings unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.

Audit Committee

Howard David Sterling currently serves as Chairman of the Audit Committee. The Board has determined that Howard David Sterling is an audit committee financial expert as defined by Item 407(d)(5) of Regulation S-K under the Securities Act and is “independent” within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Guozhu Xu is the other member of the Audit Committee. The Board has determined that each of the members of the Audit Committee satisfies the independence requirements of the AMEX.

The purposes of the Audit Committee are to assist the Board in its general oversight of Aoxing’s financial reporting, internal controls and audit functions.  As described in the Audit Committee Charter, the Audit Committee’s primary responsibilities are to oversee on behalf of the Board:

•   the Company’s accounting financial reporting processes and the integrity of its financial statements;
•   the audits of the Company’s financial statements and the appointment, compensation, qualification, independence and performance of the Company’s independent auditors;
•   the Company’s compliance with legal and regulatory requirement; and
•   the performance of the Company’s internal audit function and internal control over financial reporting.

The Audit Committee also has the purpose of preparing the Audit Committee report that SEC rules require the Company to include in its annual proxy statement.  The Audit Committee’s function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the Company’s financial results and conditions, nor the independent auditors of their responsibilities to the audit or review of financial statements.

Compensation Committee

 John P. O’Shea serves as Chairman of the Compensation Committee.  Guozhu Xu is the other member of this Committee. The Board has determined that each of the members of the Compensation Committee satisfies the independence requirements of the NYSE Amex.   The purpose of the Compensation Committee is to assist the Board in determining the compensation of the Chief Executive Officer and make recommendations to the Board with respect to the compensation of the Chief Financial Officer, other executive officers of the Company and the independent directors.  In furtherance of this purpose, the Compensation Committee has the following authority and responsibilities:

(i)	annually review the Company’s corporate goals and objectives relevant to the CEO’s compensation;
(ii)
evaluate the CEO’s performance in light of such goals and objectives; and, either as a Compensation Committee or, together with the other independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation; annually review and make recommendations to the Board with respect to non-CEO executive officer and independent director compensation to assist the Board in making the final determination as to non-CEO executive officer and independent director compensation;

(iii)
establish measurements that will ensure that the Company’s compensation program is effective in attracting and retaining key employees, reinforce business strategies and objectives for enhanced stockholder value, and administer the compensation program in a fair and equitable manner consistent with established policies and guidelines;

(iv)	make recommendations to the Board with respect to the Company’s incentive-compensation plans and equity-based plans that are subject to the Board’s approval;
(v)
make recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans; approve any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement, or otherwise determined to be appropriate or desirable by the Compensation Committee or Board;

(vi)
review and assess the adequacy of this charter annually; review and approve the compensation disclosure and analysis prepared by the Company’s management, as required to be included in the Company’s proxy statement or annual report on Form 10-K filed with the SEC;

(vii)	produce a Compensation Committee report on executive officer compensation as required by the SEC to be included in the Company’s proxy statement or annual report on Form 10-K filed with the SEC.

The CEO of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation.  Moreover, the Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.  The Compensation Committee also annually reviews its own performance. The Committee may retain and receive advice, in its sole discretion, from compensation consultants.  The Compensation Committee does not currently employ compensation consultants in determining or recommending the amount or form of executive and director compensation.  None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Code of Ethics

Our Board has adopted a Code of Ethics applicable to all directors, officers and employees which complies with Section 807 of the AMEX Company Guide and with the definition of a “code of ethics” as set forth in Item 406 of SEC Regulation S-K.

Compensation of Directors and Executive Officers

Summary Compensation Table

The following table sets forth compensation paid by Aoxing and its subsidiaries to Zhenjiang Yue as Chief Executive Officer during the fiscal year ended June 30, 2010 and as Chief Executive Officer and Chief Financial Officer during the fiscal year ended June 30, 2009 and 2008.  The table also set forth the compensation paid by Aoxing and its subsidiaries to Hui Shao for services as Chief Financial Officer during the year ended June 30, 2010.  There were no other executive officers who total salary and bonus for the fiscal year ended June 30, 2010 exceeded $100,000.

	Year	Salary	Bonus	Stock Awards(2)	Option Awards (3)	All Other Compensation	Total
Zhenjiang Yue	2010	$146,000	--	$39,200	--	-	$185,200
	2009	$50,000	--	$96,000	--	-	$146,000
	2008	$50,000	--	--	--	-	$50,000

Hui Shao (1)	2010	$200,000		$39,200	39,429		$278,629

________________________________

(1)
The Company agreed to issue 20,000 shares of common stock to Mr. Yue and Mr. Shao, respectively, for services during the period from January 1, 2010 to December 31, 2012.  Mr. Shao resigned as the Company’s Chief Financial Officer on November 2, 2010.

(2)	Represents the full grant date fair value of restricted stock award.
(3)
Represents the amortized value of the stock option award granted to the Mr. Shao for our fiscal year 2010, calculated in accordance with FASB ASC Topic 718. For the purposes of making the option calculation for 2010, the following assumptions were made: (a) expected life (years) – 5; (b) volatility — 62.6% ; (c) dividend yield — none; and (d) discount rate — 1.54% for the three year option grant and 2.77% for the 5 year option grant.

On February 1, 2011, our Board appointed Bob Yunjun Ai to serve as Chief Financial Officer.  We executed a three year Employment Agreement dated February 1, 2011 with Mr. Ai, which provides, among other things, for (i) an annual salary of $200,000; (ii) a grant of 5-year options for 50,000 common shares at the beginning of each year in the term of employment, and (iii) a year-end stock bonus of 20,000 common stock shares in the Board’s discretion.

None of our named executives participates in or have account balances in qualified or non-qualified defined benefit, defined contribution or other deferred compensation plans sponsored by us.

Equity Grants

The following tables set forth certain information regarding the stock options acquired by the Company’s Executive Officer and Chief Financial Officer during the year ended June 30, 2010 and those options held by then on June 30, 2010.
Option Grants in the Last Fiscal Year

	Number of securities underlying Unexercised options (#) exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable	Option Exercise Price	Option Expiration
			($)	Date
Zhenjiang Yue	--	--	--	--
Hui Shao (1)	0	300,000	$1.96	1/13/2015

The following tables set forth certain information regarding the stock grants received by the members of the Board of Directors and the executive officers named in the table above during the year ended June 30, 2010 and held by them unvested at June 30, 2010.

(1)           Mr. Shao resigned as the Company’s Chief Financial Officer on November 2, 2010. Under his employment agreement with the Company, the Company made a grant of options to purchase up to 300,000 shares of the Company’s common stock for $1.96 per share, none of which options vested or were exercisable prior his departure as the Company’s Chief Financial Officer in November 2010 and subsequent cancellation of such options.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The Company has employment agreements with the following named executive officers. The following is a description of these agreements.

Executive Employment Agreement dated as of January 13, 2010 with Zhenjiang Yue.  This agreement provides that Mr. Yue will serve as the Company’s Chief Executive Officer.  The Company agreed to pay Mr. Yue an annual salary of 1 million Chinese Yuan (approximately US$146,000).  The Company may also pay him a cash bonus, within the discretion of the Board.  In addition, subject to the approval of the Board, Mr. Yue is eligible to receive equity based award in the form of restricted common stock, stock option or other securities by the Company from time to time.  The term of the agreement ends on January 13, 2013, but it will be renewed for consecutive one year terms unless affirmatively terminated by either party.  The Company can terminate the agreement at any time without cause, but will be liable for three months’ severance pay if it terminates in the first year of the term and six months’ severance pay if it terminates thereafter.   The agreement contains a covenant of non-competition by Mr. Yue for one year after termination, unless he is terminated without cause or he terminates for good reason.

Employment Agreement dated as of February 1, 2011 with Bob Ai.   This agreement provides that Mr. Ai will serve as the Company’s Chief Financial Officer.  The Company agreed to pay Mr. Ai an annual salary of $200,000.  The Company may also pay him a year-end stock bonus of 20,000 shares of common stock for each year in which Mr. Ai satisfied the performance targets to be set for him by the Board. The agreement also contains a grant of five year options for 50,000 shares of common stock at the beginning of each year in the term of employment with the exercise price of each option being the average closing price for the Company’s common stock for the last 20 trading days before option is granted, the initial grant of options vesting after August 31, 2011 and the two subsequent grants vesting immediately.   The term of the agreement ends on January 31, 2014.  The Company can terminate the agreement at any time without cause, but will be liable for four months’ severance pay.

Compensation of Directors

The members of the Board receive remuneration in cash and/or restricted shares of the common stock for the period of their duties as shown below:

•	No compensation for Zhenjiang Yue or Jun Min
•	US$4000 per month and 20,000 shares of common stock annually for Messrs. O’Shea and Sterling
•	RMB 4000 per month and 20,000 shares of common stock annually for Guozhu Xu

The following table sets forth all compensation paid or to be paid by the Company, as well as certain other  compensation paid or accrued, for each of the directors for the fiscal year ended June 30, 2010. The Board members have the option of receiving fees earned in cash or restricted stock.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Zhenjiang Yue	-	-	-
Jun Min	-	-	-
John P. O’Shea	48,000	76,667(1)(2)	-	124,667
Howard Sterling	48,000	37,467(1)	-	85,467
Guozhu Xu	7,014	37,467(1)	-	44,481

(1)           The Company issued 40,000 shares of restricted common stock to Messrs. O’Shea, Sterling and Xu each for services during the period from October 1, 2008 through October 31, 2010.

(2)           Commencing in November 2010, the Company has been paying an additional sum of $3,333 per month to Mr. O’Shea to compensate him for his services as a consultant to the Company.

Stock Option Plan

In 2006, the Company’s Board of Directors adopted the 2006 Stock and Stock Option Plan.  The Plan authorizes the Board to issue up to 500,000 common shares during the ten year period of the Plan. The shares may be awarded to employees or directors of the Company or its subsidiaries as well as to consultants to those entities.  The shares may be awarded as outright grants or in the form of options, restricted stock or performance shares.  We believe that the making of awards under the Plan promotes the success and enhances Aoxing’s value by providing the recipient with an incentive for outstanding performance. The Plan is further intended to provide flexibility to us in our ability to motivate, attract, and retain the services of personnel upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent. The Compensation Committee determines the number of shares of stock granted to a participant and may subject any grant to performance requirements, vesting provisions, transfer restrictions and other restrictions and conditions as the Compensation Committee may determine in its sole discretion. As of May 19, 2011, 425,000 shares remained available for issuance under the Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The information set forth in the table set forth below regarding equity compensation plans (which include individual compensation arrangements) was determined as of June 30, 2010.

Equity Compensation Plan Information as of June 30, 2010

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance under equity compensation plans
Equity compensation plans approved by security holders	-	-	475,000

Equity compensation plans not approved by security holders(1)	300,000	$1.96
TOTAL(1)	300,000	$1.96	475,000

(1)   The entire amount consists of shares underlying stock options granted to the former Chief Financial Officer, Hui Shao, on January 13, 2010, which have an exercise price of $1.96 per share, none of which options vested or were exercisable prior his departure as the Company’s Chief Financial Officer in November 2010 and subsequent cancellation of such options.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with Aoxing's management and Paritz & Company, P.A. (“Paritz”), the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2010,  together and separately, the audited financial statements contained in the Company‘s Annual Report on Form 10-K for the 2010 fiscal year.

The Audit Committee has also discussed with Paritz the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee also received and reviewed the written disclosures and the letter from Paritz required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Paritz its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee.

Howard Sterling, Chairman
Guozhu Xu

Transactions with Related Persons

During the 2010 fiscal year, we were not involved in any related party transactions subject to Item 404 of Regulation S-K.  Pursuant to Board policies, our executive officers and directors, and principal shareholders, including their immediate family members and affiliates, are not permitted to enter into a related party transaction without the prior consent of the Board. Any request for such related party transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to the Audit Committee and the Board for review, consideration and approval. All of our directors, executive officers and employees are required to report to the Board any such related party transaction. In approving or rejecting the proposed agreement, the Board will consider the relevant facts and circumstances available and deemed relevant to the Board which will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as the Board determines in the good faith exercise of its discretion.

Interest of Certain Persons in Matters to be Acted Upon

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement
for the 2012 Annual Meeting of Shareholders

We presently intend to hold our next annual meeting of Shareholders in June 2012.  A proxy statement and notice of the 2012 Annual Meeting will be mailed to all shareholders approximately one month prior to that date.  Shareholder proposals must be received at our principal executive offices located at 15 Exchange Place, Suite 500, Jersey City, NJ 07302 no later than 120 days prior to the first anniversary of the date of this Proxy Statement; provided, however, that in the event that the date of the next annual meeting is advanced by more than 30 days from the anniversary date of the 2011 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made.  All shareholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting.  The SEC rules establish a different deadline for submission of shareholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. The rules set forth standards as to what shareholder proposals are required to be included in a proxy statement.

Other Matters

The Board knows of no other matters which will come before the meeting.  However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

House holding of Proxy Materials

 The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for shareholders and cost savings for us.  If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call, email or write to us at (646) 367-1747, investorrelations@aoxingpharma.com, or Aoxing Pharmaceutical Company, Inc., 15 Exchange Place, Suite 500, Jersey City, NJ 07302, Attention: Investor Relations.

Exhibits set forth in the Company’s Annual Report of Form 10-K for fiscal year ended June 30, 2011 filed on October 4, 2010 will be sent to shareholders by first class mail, without charge, within one day of the Company’s receipt of a written or oral request for said exhibits.  To request exhibits, please send your written request to Aoxing Pharmaceutical Company, Inc., 15 Exchange Place, Suite 500, Jersey City, NJ 07302, Attention: Investor Relations.

ANNUAL MEETING OF SHAREHOLDERS

June 30, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

AOXING PHARMACEUTICAL COMPANY, INC.

The undersigned hereby appoints Zhenjiang Yue and Bob Ai, or either of them, proxies with power of substitution and hereby authorizes either of them to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on May 19, 2011 at the Annual Meeting of Shareholders to be held on June 30, 2011, at the Company’s offices at No. 1 Industry District, Xinle City, Hebei Province, PRC, at 8:30 a.m. local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified:
☐	FOR all nominees
☐	WITHHOLD AUTHORITY
☐	FOR all nominees except as noted below: Nominee exception(s)
○	Zhenjiang Yue	○	Howard David Sterling
○	Jun Min	○	Guozhu Xu
○	Jonh P. O’Shea

2.	To ratify the appointment of Paritz & Company, P.A. as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2011.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To amend the 2006 Stock and Stock Option Plan to increase the number of shares of common stock authorized to be issued under the Plan from 500,000 to 2,000,000.
☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this proxy will be voted “FOR” proposals 1, 2 and 3.  The undersigned hereby acknowledges receipt of the notice of Annual Meeting and proxy statement furnished in connection therewith.

DATED:
(Signature)

(Signature if jointly held)

(Printed name(s))

Please sign exactly as name appears herein.  When shares are held by Joint Tenants, both should sign, and for signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If held by a corporation, please sign in the full corporate name by the president or other authorized officer.  If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.  THANK YOU.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2011.

Electronic copies of this proxy statement and proxy card for the 2011 Annual Meeting of Shareholders and are available to you at http:// www.proxyease.com/aoxingpharma/2011. Requests for additional copies of the proxy materials should be addressed to Investor Relations, Aoxing Pharmaceutical Company, Inc., 15 Exchange Place, Suite 500, Jersey City, NJ 07302.  This material will be furnished without charge to any shareholder requesting it.

Appendix A

CHINA AOXING PHARM ACEUTICAL COM PANY, INC.

2006 Stock and Stock Option Plan

Article 1. Establishment and Purpose

1.1 Establishment of the Plan. China Aoxing Pharmaceutical Company, Inc., a Delaware corporation (the “Company“ or “China Aoxing“), hereby establishes an incentive compensation plan (the “Plan“), as set forth in this document.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to attract and retain the services of Participants upon whose judgment, interest, and special efforts the successful operation of China Aoxing and its subsidiaries is dependent.

1.3  Effective Date of the Plan.  The Plan shall become effective on July 18, 2006.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a)  “Award“ means, individually or collectively, a grant  under this Plan of Stock, Nonqualified Stock Options, Incentive Stock Options, or Restricted Stock.

(b)  “Award Agreement“ means an agreement which may be  entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

(c)  “Board“ or “Board of Directors“ means the China Aoxing Board of Directors.

(d)  “Cause“ shall mean willful and gross misconduct on the part of an Eligible Person that is materially and demonstrably detrimental to the Company or any Subsidiary as determined by the Committee in its sole discretion.

(e) “Code“ means the Internal Revenue Code of 1986, as  amended from time to time.

(f)  “Committee“ means the committee or committees, as  specified in Article 3, appointed by the Board to administer  the Plan with respect to grants of Awards.

(g) “Consultant” means a natural person under contract with the Company to provide bona fide services to the Company which are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

(h)  “Director“ means any individual who is a member of the China Aoxing Board of Directors. (i) “Eligible Person” means an Employee, Director or Consultant.

(j)   “Employee“ means any officer or employee of the Company or of one of the Company’s Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this  Plan.

(k) “Exercise Price“ means the price at which a Share may be purchased by a Participant pursuant to an Option, as  determined by the Committee.

(l) “Insider“ shall mean an Eligible Person who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act.

(m) “Option“ or “NQSO“ means the option to purchase Shares from China Aoxing, granted under this Plan, which  is not intended to be an Incentive Stock Option.

(n)  “Option“ or “Stock Option“ shall mean a Nonqualified Stock Option.

(o)  “Participant“ means a person who holds an outstanding  Award granted under the Plan. (p) “Plan“ means this 2006 Stock and Stock Option Plan.

(q) “Restricted Stock“ means an Award of Stock granted to an Eligible Person pursuant to Article 7 herein.

(r) “Restriction Period“ means the period during which  Shares of Restricted Stock are subject to restrictions or  conditions under Article 7.

Article 3. Administration

3.1  The Committee.  The Plan and all Awards  hereunder shall be administered by one or more Committees of the Board as may be appointed by the Board for this purpose. The Board may appoint a Committee specifically responsible for Awards to Insiders (the “Disinterested Committee“) where each Director on such Disinterested Committee is a “Non-Employee Director“ (or any successor  designation for determining who may administer plans, transactions or awards exempt under Section 16(b) of the Exchange Act), as that term is used in Rule 16b-3 under the Exchange Act, as that rule may be modified from time to time. If no specific Committee is appointed by the Board, then the Board in its entirety shall be the Committee. Any Committee may be replaced by the Board at any time.

3.2  Authority of the Committee. The Committee shall have full power, except as limited by law and subject to the provisions herein, to select the recipients of Awards; to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 10 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

No Award  may be made under the Plan after December 31, 2012.

Article 4. Shares Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the number of Shares available for grant under the Plan shall not exceed one million (1,000,000) Shares. The Shares granted under this
Plan may be either authorized but unissued or reacquired Shares.

4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, Shares subject to such Award shall be again available for the grant of an Award under the Plan.

4.3  Adjustments  in  Authorized  Plan  Shares.  In  the  event  of  any  merger,  reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, an adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

Article 5. Stock Grant

5.1 Grant of Stock. Subject to the terms and provisions of the Plan, the Board of Directors, at any time and from time to time, may grant Shares of Stock to Eligible Persons in such amounts and upon such terms and conditions as the Board of Directors shall determine.

Article 6. Stock Options

6.1  Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Persons at any time and from time to time, and under such terms and conditions, as shall be determined by the Committee.  The Committee shall have discretion in determining the number of Shares subject to Options granted to each Eligible Person.

6.2 Form of Issuance. Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of an Award Agreement, then the Option shall be deemed granted as determined by the Committee. The terms and conditions of an Option shall be set forth in the Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine. Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains (unless otherwise provided by the Committee, each Option may be exercised to purchase one Share), and such other provisions as the Committee shall determine.

6.3 Exercise Price. The Exercise Price of a NQSO shall be determined by the Committee in its sole discretion.
6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. If, however, the Eligible Person owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, then no Option shall be exercisable later than the fifth (5th) anniversary date of its grant.
6.5  Vesting of Options.  Options shall vest at such times and under such terms and conditions as determined by the Committee; provided, however, unless a different vesting period is provided by the Committee at or before the grant of an Option,  the Options will vest on  the first anniversary of the grant.

6.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

Options shall be exercised by delivery of a written notice (including e-mail and telecopies) to the Secretary of the Company (or, if so provided by the Company, to its designated agent), which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price.  When Options have been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option.   No Option may be exercised with respect to a fraction
of a Share.

6.7  Payment.  The Exercise Price shall be paid in full at the time of exercise.  No Shares shall be issued or transferred until full payment has been received therefor.  Payment may be made in cash.

6.8  Termination of Employment.  Unless otherwise provided by the Committee, the following limitations on exercise of Options shall apply upon termination of Employment:

(a) Termination by Death or Disability. In the event the Employment of a Participant shall terminate by reason of death or disability, all outstanding Options granted to that Participant shall immediately vest as of the date of termination of Employment and may be exercised, if at all,  no more than three (3) years from the date of the  termination of Employment, unless the Options, by their  terms, expire earlier.

(b) Termination for Cause. If the Employment of a Participant shall be terminated by the Company for Cause,  all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional  exercise period shall be allowed, regardless of the vested  status of the Options.

(c)  Retirement or Other Termination of Employment.  If the  Employment of a Participant shall terminate for any reason other than the reasons set forth in (a) or (b) above, all outstanding Options which are vested as of the effective date of termination of Employment may be exercised, if at all, no more than thirty (30) days from the date of termination of Employment, unless the Options, by their terms, expire earlier. In the event of the death of the Participant after termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.

(d) Options not Vested at Termination. Except as provided in paragraph (a) above, all Options held by the Participant   which are not vested on or before the effective date of termination of Employment shall immediately be forfeited to  the Company (and shall once again become available for grant  under the Plan).

(e)  Notwithstanding the foregoing, the Committee may, in its  sole discretion, establish different terms and conditions pertaining to the effect of termination of Employment, but no such modification shall shorten the terms of Options issued prior to such modification.

6.9 Restrictions on Exercise and Transfer of Options. Unless otherwise provided by the Committee:

(a)  During the Participant’s lifetime, the Participant’s Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representative.  After the death of the Participant,  an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator  of a decedent’s estate) or his  guardian or legal representative.

(b)        No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant’s death; and (ii) in the case of any holder after the  Participant’s death, only by will or by the laws of descent and distribution.

Article 7. Restricted Stock

7.1  Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Eligible Persons in such amounts and upon such terms and conditions as the Committee shall determine.

7.2  Restricted Stock Agreement. The Committee may require, as a condition to an Award, that a recipient of a Restricted Stock Award enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award.  In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

7.3 Transferability. Except as otherwise provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restriction Period established by the Committee, if any.

7.4 Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

The Company shall also have the right to retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

7.5  Removal of Restrictions.  Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Restriction Period and completion of all conditions to vesting, if any. However, unless otherwise provided by the Committee, the Committee, in its sole discretion, shall have the right to immediately waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any
Participant at any time.

7.6 Voting Rights, Dividends and Other Distributions. During the Restriction Period, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such Shares. Except as provided in the following sentence, in the sole discretion of the Committee, other cash dividends and other distributions paid to Participants with respect to Shares of Restricted Stock may be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.

7.7  Termination of Employment Due to Death or Disability.  In the event the Employment of a Participant shall terminate by reason of death or Disability, unless otherwise provided by the Committee prior to or at the time of the Award, all Restriction Periods and all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of termination of Employment.

7.8  Termination of Employment for Other Reasons.  If the Employment of a Participant shall terminate for any reason other than those specifically set forth in Section 7.7 herein, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of termination of Employment immediately shall be forfeited and returned to the Company.

Article 8.  Employee Matters

8.1 Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s Employment at any time, nor confer upon any
Participant any right to continue in the employ of the Company or one of its Subsidiaries.

8.2 Participation. No Eligible Person shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

8.3 Claims and Appeals. Any claim under the Plan by a Participant or anyone claiming through a Participant shall be presented to the Committee. Any person whose claim under the Plan has been denied may, within sixty (60) days after receipt of notice of denial, submit to the Committee a written request for review of the decision denying the claim. The Committee shall determine conclusively for all parties all questions arising in the administration of the Plan.

Article 9. Amendment, Modification, and Termination

9.1 Amendment, Modification, and Termination. The Board of Directors alone shall have the right to alter, amend or revoke the Plan or any part thereof at any time and from time to time, provided, however, that the Board of Directors may not, without the approval of the holders of a majority of the voting Shares, make any alteration or amendment to the Plan which changes the aggregate number of shares of Common Stock which may be issued under the Plan, extend the term of the Plan, or change the employees or class of employees eligible to receive Awards thereunder. The Board may at any time suspend or terminate the Plan in whole or in part.

9.2  Awards Previously Granted.  No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 10. Legal Construction

10.1  Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

10.2 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

10.3 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to comply with a condition of Rule 16b-3 or its successors, it shall not apply to the Insiders or transactions thereby.

10.4 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

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